ACQUISITION	12 Months Ended
Dec. 31, 2021
ACQUISITION
ACQUISITION

5.ACQUISITION

TMAC

On February 2, 2021, the Company completed the acquisition of all the issued and outstanding common shares and equity instruments exchangeable for common shares of TMAC under a plan of arrangement pursuant to the Business Corporations Act (Ontario). TMAC owned and operated the Hope Bay mine, and also owned exploration properties in the Kitikmeot region of Nunavut.

Management determined that the assets and processes comprised a business and therefore accounted for the transaction as a business combination using the acquisition method of accounting. The aggregate purchase consideration for the acquired assets, net of the liabilities assumed is as follows:

Purchase of TMAC common shares for C$2.20 per share	$225,580

A fair value approach was applied by management in developing estimates of the amounts of identifiable assets of TMAC acquired and liabilities assumed. These estimates of fair value have now been finalized and adjusted retrospectively to the acquisition date, as all relevant information about facts and circumstances that existed at the acquisition date have been received.

The following table sets out the allocation of the purchase price to the assets acquired and liabilities assumed based on management’s previously reported preliminary estimates and adjusted final estimates of fair value.

	Preliminary(i)	Adjustments	Adjusted Final
Cash and cash equivalents	$39,682	$—	$39,682
Restricted cash	21,796	—	21,796
Inventories	84,576	—	84,576
Other current assets	2,028	—	2,028
Property, plant and mine development	206,507	(23,397)	183,110
Deferred income tax asset	109,700	23,397	133,097
Accounts payable and accrued and other liabilities (ii)	(84,805)	—	(84,805)
Advance due to Agnico Eagle	(105,000)	—	(105,000)
Reclamation provision	(48,904)	—	(48,904)
Total assets acquired, net of liabilities assumed	$225,580	$—	$225,580

Notes:

(i)	Preliminary estimates of the fair value of assets acquired and liabilities assumed are presented as reported in the Company’s condensed interim consolidated financial statements as at the acquisition date.
(ii)	Included $50.0 million payable to repurchase the Hope Bay 1.5% net smelter return royalty.

Immediately prior to the closing of the transaction and in accordance with its terms, TMAC long-term debt was retired and the Company partially funded the repayment. The acquisition also triggered a one-time option for TMAC to buy-back a 1.5% net smelter return royalty on the Hope Bay property from Maverix Metals Inc. for $50.0 million, which was exercised prior to closing, with the payment made shortly after the acquisition date.

The Company incurred acquisition-related costs of $2.9 million which are recorded in other expenses in the consolidated statements of income.

The results of operations have been consolidated with those of the Company from the date of acquisition and included in the Hope Bay operating segment. Pro forma disclosures as if TMAC was acquired at the beginning of the fiscal year have not been presented as they are not considered material to the Company’s consolidated financial statements.